UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2010

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)		63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 29, 2010, MEMC Electronic Materials, Inc. (the “Company”) issued a press release reporting results of operations for the quarter ended March 31, 2010. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.  Also furnished as Exhibit 99.2 to this Form 8-K is a slide presentation regarding the Company’s results of operations for the quarter ended March 31, 2010 that will be presented by the Company on its earnings call on April 29, 2010.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits	Item

99.1	Press release dated April 29, 2010 furnished with this Report.
99.2	Slide presentation furnished with this Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: April 29, 2010	By:	/s/ Timothy C. Oliver
	Name:	Timothy C. Oliver
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Item

99.1	Press release dated April 29, 2010 furnished with this Report.
99.2	Slide presentation furnished with this Report.